UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 25, 2003


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-27639                04-2693383
 ----------------------------      --------------           -------------------
 (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                File Number)             Identification No.)


                 1241 East Main Street, Stamford, CT          06902
           -----------------------------------------------  ----------
               (Address of principal executive offices)     (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.     Other Events.

     On February 25, 2003, World Wrestling Entertainment, Inc. issued the press releases filed as exhibits to this Form 8-K.


Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

             99.1      Press Release dated February 25, 2003

             99.2      Press Release dated February 25, 2003











                               Page 2 of 4 pages.
                            Exhibit Index on page 4.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WORLD WRESTLING ENTERTAINMENT, INC.



                                  By:   /s/  Frank G. Serpe
                                        ------------------------------------
                                        Frank G. Serpe
                                        Senior Vice President and Acting
                                        Chief Financial Officer

Dated:  February 25, 2003













                               Page 3 of 4 pages.
                            Exhibit Index on page 4.

                                  EXHIBIT INDEX
                                  -------------


         99.1      Press Release dated February 25, 2003

         99.2      Press Release dated February 25, 2003














                               Page 4 of 4 pages.
                            Exhibit Index on page 4.